EXHIBIT 10.2 RESTRICTED STOCK UNIT AWARD CERTIFICATE for Non-Employee Directors Non-transferable GRANT TO Name (“Participant”) by Duke Realty Corporation (the “Company”) of X,XXX restricted stock units convertible into shares of its common stock, par value $0.01 (the “Units") pursuant to and subject to the provisions of the Duke Realty Corporation 2015 Non-Employee Directors Compensation Plan, (the “Directors Compensation Plan”), which is operated as a subplan of the Duke Realty Corporation 2015 Long-Term Incentive Plan (the “Incentive Plan” and, together with the Directors Compensation Plan, the “Plans”), and to the terms and conditions set forth on the following page. Unless vesting is accelerated in accordance with the Plans, the Units shall vest (become non-forfeitable) in accordance with the following schedule: Continuous Status as a Number of Participant Units Vesting Percent of Units after Grant Date Per Year Vested Less than 1 Year 0 0% 1 Year X,XXX 100% IN WITNESS WHEREOF, Duke Realty Corporation has caused this Certificate to be executed as of the Grant Date, as indicated below. DUKE REALTY CORPORATION ACCEPTED BY PARTICIPANT: By: __________________________________ [Name] Name [Title] __________________________________ Date Grant Date:

TERMS AND CONDITIONS DEFINITIONS: termination and the Units will be reconveyed to the Company without Capitalized terms used herein and not otherwise defined shall have the further consideration or any act or action by Participant. If Section 409A meanings assigned to such terms in the Incentive Plan. Without limiting the of the Code is determined to apply to this Award, any reference herein to foregoing, the following terms shall have the following meanings for Participant’s termination of service shall be interpreted to mean purposes of this award certificate (“Certificate”): Participant’s “separation from service” as defined in Code section 409A and Treasury regulations and guidance with respect to such law. (a) “Director Retirement” means retirement of the director on or after attaining the age of 55. Notwithstanding the foregoing, 3. Conversion to Stock. Unless the Units are forfeited prior to the RSU retirement of a Non-Employee Director shall not be deemed to have Vesting Date as provided in Paragraph 2, or deferred as provided in occurred unless it constitutes a “separation from service” within the Paragraph 4, the Units will be converted to actual shares of Stock on the meaning of Section 409A of the Code, without giving effect to any later of (i) the RSU Vesting Date, or (ii) if required by Code Section 409A and Treasury regulations and guidance with respect to such law, the six- elective provisions that may be available under such definition. month anniversary of Participant’s separation from service (the “Conversion Date”), and stock certificates evidencing the conversion of Units into shares of Stock will be registered on the books of the Company RESTRICTED STOCK UNITS: in Participant’s name as of the Conversion Date and delivered to Participant as soon as practical thereafter. 1. Grant of Units. The Company hereby grants to Participant, subject to the restrictions and the terms and conditions set forth in the Incentive Plan and 4. Deferral Election. If permitted by the Committee, Participant may elect in this Certificate, the number of restricted stock units indicated on page 1 with respect to any or all of the Units to defer delivery of the shares of Stock hereof (the “Units”) which represent the right to receive an equal number that would otherwise be due on the original Conversion Date until a of Shares of the Company’s Stock on the terms set forth in this Certificate. designated later time. If such deferral election is permitted, the Committee shall, in its sole discretion, establish the rules and procedures for such 2. Vesting of Units. The Units have been credited to a bookkeeping account payment deferrals in compliance with Section 409A of the Code and on behalf of Participant. The Units will vest and become non-forfeitable on Treasury regulations and guidance with respect to such law. the earliest to occur of the following (the “RSU Vesting Date”): 5. Dividend Equivalents. If and when dividends or other distributions are (a) as to the number of the Units specified on page 1 hereof, on the paid with respect to the Stock while the Units are outstanding, the dollar respective anniversaries of the Grant Date specified on page 1 amount or fair market value of such dividends or distributions with respect hereof, or to the number of shares of Stock then underlying the Units shall be (b) the termination of Grantee’s service as a director of the Company converted into additional Units in Participant’s name, based on the Fair due to death, Director Disability, or Director Retirement, or Market Value of the Stock as of the date such dividends or distributions (c) the occurrence of a Change in Control. were payable. Such additional Units acquired upon the reinvestment of dividends or distributions shall be immediately vested when credited to If Participant’s service as a director terminates prior to the Vesting Date for Participant’s account, but will be converted to actual shares of Stock on the any reason other than as described in (b) or (c) above, Participant shall earlier of: (i) the same date as the original Units with respect to which they forfeit all right, title and interest in and to the Units as of the date of such - 2 -

TERMS AND CONDITIONS were credited are converted to Stock, or (ii) if such original Units fail to interfere with or limit in any way the right of the Company or any Affiliate vest and are therefore forfeited, as soon as practical after the date on which to terminate Participant’s service at any time, nor confer upon Participant the original Units were forfeited (or six months after Participant’s any right to continue in the service of the Company or any Affiliate. separation from service if necessary to comply with Section 409A of the Code). Upon conversion of the Units into shares of Stock, Participant will 9. Amendment. The Committee may amend, modify or terminate this obtain full voting and other rights as a stockholder of the Company. Certificate without approval of Participant; provided, however, that such amendment, modification or termination shall not, without Participant’s consent, reduce or diminish the value of this Award. Notwithstanding GENERAL PROVISIONS: anything herein to the contrary, the Committee may, without Participant’s consent, amend or interpret this Certificate to the extent necessary to comply with Section 409A of the Code and Treasury regulations and 6. Changes in Capital Structure. The provisions of Article 15 of the guidance with respect to such law. Incentive Plan shall apply to these Awards and are incorporated herein by reference. Without limiting the foregoing, in the event the Stock shall be 10. Compensation Recoupment Policy. This Award shall be subject to any changed into or exchanged for a different number or class of shares of stock compensation recoupment policy of the Company that is applicable by its or securities of the Company or of another company, whether through terms to Participant and to Awards of this type. reorganization, recapitalization, statutory share exchange, reclassification, stock split-up, combination of shares, merger or consolidation, or 11. Incentive Plan Controls. The terms contained in the Incentive Plan are otherwise, there shall be substituted for each share of Stock then underlying incorporated into and made a part of this Certificate and this Certificate the Awards subject to this certificate the number and class of shares into shall be governed by and construed in accordance with the Incentive Plan. which each outstanding share of Stock shall be so exchanged. In the event of any actual or alleged conflict between the provisions of the Incentive Plan and the provisions of this Certificate, the provisions of the 7. Restrictions on Transfer and Pledge. No right or interest of Participant in Incentive Plan shall be controlling and determinative. these Awards may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to 12. Successors. This Certificate shall be binding upon any successor of the any lien, obligation, or liability of Participant to any other party other than Company, in accordance with the terms of this Certificate and the Incentive the Company or an Affiliate. The Awards are not assignable or transferable Plan. by Participant other than by will or the laws of descent and distribution or pursuant to a domestic relations order that would satisfy Section 13. Severability. If any one or more of the provisions contained in this 414(p)(1)(A) of the Code if such Section applied to an Award under the Certificate is invalid, illegal or unenforceable, the other provisions of this Incentive Plan. Certificate will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included. 8. Limitation of Rights. The Awards do not confer to Participant or Participant’s beneficiary any rights of a shareholder of the Company unless 14. Notice. Notices and communications under this Certificate must be in and until Shares are in fact issued to such person in connection with the writing and either personally delivered or sent by registered or certified exercise or conversion of the Awards. Nothing in this Certificate shall United States mail, return receipt requested, postage prepaid. Notices to the - 3 -

TERMS AND CONDITIONS Company must be addressed to Duke Realty Corporation, 8711 River Crossing Boulevard, Indianapolis, IN 46240; Attn: General Counsel, or any other address designated by the Company in a written notice to Participant. Notices to Participant will be directed to the address of Participant then currently on file with the Company, or at any other address given by Participant in a written notice to the Company. - 4 -